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                                                                    EXHIBIT 99.1

UICI
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4001 McEwen Drive                                          Phone: (972) 392-6798
Suite 200                                                    Fax: (972) 392-6717
Dallas, TX 75244



                                November 13, 2002


VIA EDGAR

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


         Re: Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Ladies and Gentlemen:

         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of Quarterly Report on Form 10-Q of UICI (the "Company") for the three months ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company certifies, that, to such officer's knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.



                             /s/  GREGORY T. MUTZ
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                             Name: Gregory T. Mutz
                             Title:  President and Chief Executive Officer


                             /s/  MARK D. HAUPTMAN
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                             Name:  Mark D. Hauptman
                             Title:  Vice President and Chief Financial Officer